Subsequent Event	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Event

Note 12 Subsequent Event

Entry Into A Material Definitive Agreement

On January 24, 2013, Mascot Properties, Inc., a Nevada corporation (“Mascot”), Mascot Properties Acquisition Corp, a Delaware corporation and wholly-owned subsidiary of Mascot (“Merger Sub”), MamaMancini’s, Inc., (the “Company”) and David Dreslin, an individual (the “Majority Shareholder”), entered into an Acquisition Agreement and Plan of Merger (the “Agreement”) pursuant to which the Merger Sub was merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Mascot (the “Merger”). The transaction (the “Closing”) took place on January 24, 2013 (the “Closing Date”). The Company acquired, through a reverse triangular merger, all of the outstanding capital stock of the Company in exchange for issuing the Company’s shareholders (the “MamaMancini’s Shareholders”), pro-rata, a total of 20,054,000 shares of the Company’s common stock. Immediately after the Merger was consummated, and further to the Agreement, the majority shareholders and certain affiliates of the Mascot cancelled a total of 103,408,000 shares of the Company’s common stock held by them (the “Cancellation”). In consideration of the Cancellation of such of common stock, Mascot paid the Majority Shareholder in aggregate of $295,000 and released the other affiliates from certain liabilities. In addition, the Mascot has agreed to spinout to the Majority Shareholder of and all assets related to Mascot’s real estate management business within 30 days after the closing. As a result of the Merger and the Cancellation, the MamaMancini’s Shareholders became the majority shareholders of Mascot.